                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         I, Michael Abrams, do hereby constitute and appoint David P. Bounk, my attorney-in-fact, for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-2 for the registration under the Securities Act of 1933, as amended, of Class C common stock of the Company, no par value, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated:  July 12, 2000                           /s/ Michael Abrams
                                             -----------------------------------

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         I, John R. Balfanz, M.D., do hereby constitute and appoint David P. Bounk, my attorney-in-fact, for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-2 for the registration under the Securities Act of 1933, as amended, of Class C common stock of the Company, no par value, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated:  July 12, 2000                            /s/ John R. Balfanz, M.D.
                                            ------------------------------------

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         I, Gail P. Bender, M.D., do hereby constitute and appoint David P. Bounk, my attorney-in-fact, for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-2 for the registration under the Securities Act of 1933, as amended, of Class C common stock of the Company, no par value, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated:  July 12, 2000                            /s/ Gail P. Bender, M.D.
                                            ------------------------------------

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         I, James R. Bishop, M.D., do hereby constitute and appoint David P. Bounk, my attorney-in-fact, for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-2 for the registration under the Securities Act of 1933, as amended, of Class C common stock of the Company, no par value, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated:  July 12, 2000                            /s/ James R. Bishop, M.D.
                                            ------------------------------------

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         I, Thomas C. Evans, M.D., do hereby constitute and appoint David P. Bounk, my attorney-in-fact, for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-2 for the registration under the Securities Act of 1933, as amended, of Class C common stock of the Company, no par value, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated:  July 12, 2000                            /s/ Thomas C. Evans, M.D.
                                            ------------------------------------

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         I, G. Richard Geier, M.D., do hereby constitute and appoint David P. Bounk, my attorney-in-fact, for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-2 for the registration under the Securities Act of 1933, as amended, of Class C common stock of the Company, no par value, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated:  July 12, 2000                            /s/ G. Richard Geier, M.D.
                                            ------------------------------------

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         I, Anthony C. Jaspers, M.D., do hereby constitute and appoint David P. Bounk, my attorney-in-fact, for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-2 for the registration under the Securities Act of 1933, as amended, of Class C common stock of the Company, no par value, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated:  July 12, 2000                            /s/ Anthony C. Jaspers, M.D.
                                            ------------------------------------

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         I, Russel J. Kuzel, M.D., do hereby constitute and appoint David P. Bounk, my attorney-in-fact, for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-2 for the registration under the Securities Act of 1933, as amended, of Class C common stock of the Company, no par value, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated:  July 12, 2000                            /s/ Russel J. Kuzel, M.D.
                                            ------------------------------------

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         I, Wayne F. Leebaw, M.D., do hereby constitute and appoint David P. Bounk, my attorney-in-fact, for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-2 for the registration under the Securities Act of 1933, as amended, of Class C common stock of the Company, no par value, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated:  July 12, 2000                            /s/ Wayne F. Leebaw, M.D.
                                            ------------------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

         I, Mark O. Liaboe, M.D., do hereby constitute and appoint David P. Bounk, my attorney-in-fact, for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-2 for the registration under the Securities Act of 1933, as amended, of Class C common stock of the Company, no par value, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated:  July 12, 2000                            /s/ Mark. O. Liaboe, M.D.
                                            ------------------------------------

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         I, Stephen A. McCue, M.D., do hereby constitute and appoint David P. Bounk, my attorney-in-fact, for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-2 for the registration under the Securities Act of 1933, as amended, of Class C common stock of the Company, no par value, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated:  July 12, 2000                            /s/ Stephen A. McCue, M.D.
                                            ------------------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

         I, Harold W. Miller, M.D., do hereby constitute and appoint David P. Bounk, my attorney-in-fact, for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-2 for the registration under the Securities Act of 1933, as amended, of Class C common stock of the Company, no par value, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated:  July 12, 2000                            /s/ Harold W. Miller, M.D.
                                            ------------------------------------

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         I, Anton S. Nesse, M.D., do hereby constitute and appoint David P. Bounk, my attorney-in-fact, for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-2 for the registration under the Securities Act of 1933, as amended, of Class C common stock of the Company, no par value, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated:  July 12, 2000                            /s/ Anton S. Nesse, M.D.
                                            ------------------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

         I, Mark D. Odland, M.D., do hereby constitute and appoint David P. Bounk, my attorney-in-fact, for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-2 for the registration under the Securities Act of 1933, as amended, of Class C common stock of the Company, no par value, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated:  July 12, 2000                            /s/ Mark D. Odland, M.D.
                                            ------------------------------------

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         I, Paul S. Sanders, M.D., do hereby constitute and appoint David P. Bounk, my attorney-in-fact, for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-2 for the registration under the Securities Act of 1933, as amended, of Class C common stock of the Company, no par value, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated:  July 12, 2000                            /s/ Paul S. Sanders, M.D.
                                            ------------------------------------

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         I, Richard D. Schmidt, M.D., do hereby constitute and appoint David P. Bounk, my attorney-in-fact, for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-2 for the registration under the Securities Act of 1933, as amended, of Class C common stock of the Company, no par value, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated:  July 12, 2000                            /s/ Richard D. Schmidt, M.D.
                                            ------------------------------------

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         I, Judith F. Shank, M.D., do hereby constitute and appoint David P. Bounk, my attorney-in-fact, for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-2 for the registration under the Securities Act of 1933, as amended, of Class C common stock of the Company, no par value, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated:  July 12, 2000                            /s/ Judith F. Shank, M.D.
                                            ------------------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

         I, Thomas D. Throckmorton, M.D., do hereby constitute and appoint David
P. Bounk, my attorney-in-fact, for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-2 for the registration under the Securities Act of 1933, as amended, of Class C common stock of the Company, no par value, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated:  July 12, 2000                           /s/ Thomas D. Throckmorton, M.D.
                                            ------------------------------------

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         I, Bruce R. Trimble, M.D., do hereby constitute and appoint David P. Bounk, my attorney-in-fact, for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-2 for the registration under the Securities Act of 1933, as amended, of Class C common stock of the Company, no par value, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated:  July 12, 2000                            /s/ Bruce R. Trimble, M.D.
                                            ------------------------------------